UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2009
DELPHI FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11462	13-3427277

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE	19899

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code 302-478-5142
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On October 27, 2009, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
Note: The information in this report (including the exhibit) is furnished pursuant to “Item 2.02. Results of Operations and Financial Condition” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, unless incorporated by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description of Exhibits
99.1	Registrant’s October 27, 2009 press release.
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI FINANCIAL GROUP, INC.
/s/ ROBERT ROSENKRANZ
Robert Rosenkranz
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

Date: October 27, 2009

DELPHI FINANCIAL GROUP, INC.
Non-GAAP Financial Measures
Reconciliation to GAAP
(Unaudited; in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Income Statement Data

Operating earnings (Non-GAAP measure)	$53,621	$12,510	$147,268	$77,387
Net realized investment losses, net of taxes	(32,798)	(21,931)	(64,954)	(38,789)
Loss on redemption of junior subordinated deferrable interest debentures underlying company-obligated mandatorily redeemable capital securities issued by unconsolidated subsidiaries, net of taxes	—	(389)	—	(389)

Net income (loss) (GAAP measure)	$20,823	$(9,810)	$82,314	$38,209

Diluted results per share of common stock:
Operating earnings (Non-GAAP measure)	$1.00	$0.26	$2.91	$1.57
Net realized investment losses, net of taxes	(0.61)	(0.45)	(1.28)	(0.78)
Loss on redemption of junior subordinated deferrable interest debentures underlying company-obligated mandatorily redeemable capital securities issued by unconsolidated subsidiaries, net of taxes	—	(0.01)	—	(0.01)

Net income (loss) (GAAP measure)	$0.39	$(0.20)	$1.63	$0.78

Annualized operating return on beginning shareholders’ equity	20.4%	4.8%	23.9%	9.0%

Annualized net income return on beginning shareholders’ equity (GAAP measure)	7.9%	-3.8%	13.4%	4.5%

	9/30/2009	12/31/2008

Balance Sheet Data

Shareholders’ equity, excluding accumulated other comprehensive loss	$1,379,365	$1,172,289
Add: Accumulated other comprehensive loss	(46,303)	(351,710)

Shareholders’ equity (GAAP measure)	$1,333,062	$820,579

Diluted book value per share of common stock, excluding accumulated other comprehensive loss (Non-GAAP measure)	$24.80	$24.27
Add: Accumulated other comprehensive loss	(0.81)	(7.22)

Diluted book value per share of common stock (GAAP measure)	$23.99	$17.05

Please see footnotes 1 and 2 of the press release to which this table is attached for important information regarding these non-GAAP financial measures.

DELPHI FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited; in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Revenue:
Premium and fee income	$342,610	$345,028	$1,052,776	$1,028,092
Net investment income	88,682	19,407	243,560	112,494
Net realized investment losses:
Total other than temporary impairment losses	(73,771)	(28,173)	(137,007)	(52,479)
Less: Portion of other than temporary impairment losses recognized in other comprehensive income	21,748	—	42,467	—

Net impairment losses recognized in earnings	(52,023)	(28,173)	(94,540)	(52,479)
Other net realized investment gains (losses)	1,564	(5,567)	(5,389)	(7,196)

	(50,459)	(33,740)	(99,929)	(59,675)
Loss on redemption of junior subordinated deferrable interest debentures underlying company-obligated mandatorily redeemable capital securities issued by unconsolidated subsidiaries	—	(598)	—	(598)

	380,833	330,097	1,196,407	1,080,313

Benefits and expenses:
Benefits, claims and interest credited to policyholders	240,956	244,042	748,361	730,709
Commissions and expenses	109,680	99,824	325,076	284,400

	350,636	343,866	1,073,437	1,015,109

Operating income (loss)	30,197	(13,769)	122,970	65,204

Interest expense:
Corporate debt	3,806	4,427	11,667	12,940
Junior subordinated debentures	3,247	3,240	9,728	9,726
Junior subordinated deferrable interest debentures underlying company-obligated mandatorily redeemable capital securities issued by unconsolidated subsidiaries	—	177	—	934
Income tax expense (benefit)	2,321	(11,803)	19,261	3,395

Net income (loss)	$20,823	$(9,810)	$82,314	$38,209

Basic results per share of common stock:
Net income (loss)	$0.39	$(0.20)	$1.63	$0.79

Weighted average shares outstanding	52,947	47,936	50,376	48,379

Diluted results per share of common stock:
Net income (loss)	$0.39	$(0.20)	$1.63	$0.78

Weighted average shares outstanding	53,385	47,936	50,617	49,259

Dividends paid per share of common stock	$0.10	$0.10	$0.30	$0.29

DELPHI FINANCIAL GROUP, INC.
SUMMARIZED CONSOLIDATED BALANCE SHEETS
(Unaudited; in thousands)

	9/30/2009	12/31/2008
Assets:
Investments:
Fixed maturity securities, available for sale	$4,608,184	$3,773,382
Short-term investments	572,802	401,620
Other investments	542,047	479,921

	5,723,033	4,654,923

Cash	82,269	63,837
Cost of business acquired	244,930	264,777
Reinsurance receivables	378,277	376,731
Goodwill	93,929	93,929
Other assets	320,428	409,103
Assets held in separate account	109,016	90,573

Total assets	$6,951,882	$5,953,873

Liabilities and Shareholders’ Equity:
Policy liabilities and accruals	$2,771,885	$2,574,050
Policyholder account balances	1,452,332	1,356,932
Corporate debt	365,750	350,750
Junior subordinated debentures	175,000	175,000
Other liabilities and policyholder funds	740,539	581,954
Liabilities related to separate account	109,016	90,573

Total liabilities	5,614,522	5,129,259

Shareholders’ equity:
Class A Common Stock	559	489
Class B Common Stock	60	60
Additional paid-in capital	659,683	522,596
Accumulated other comprehensive loss	(46,303)	(351,710)
Retained earnings	916,309	846,390
Treasury stock, at cost	(197,246)	(197,246)

Total shareholders’ equity	1,333,062	820,579
Noncontrolling interest	4,298	4,035

Total equity	1,337,360	824,614

Total liabilities and equity	$6,951,882	$5,953,873

DELPHI FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in thousands)

	Nine Months Ended
	9/30/2009	9/30/2008
Operating activities:
Net income	$82,314	$38,209
Adjustments to reconcile net income to net cash provided by operating activities:
Change in policy liabilities and policyholder accounts	225,538	194,967
Net change in reinsurance receivables and payables	(4,613)	18,901
Amortization, principally the cost of business acquired and investments	38,295	46,601
Deferred costs of business acquired	(97,936)	(94,043)
Net realized losses on investments	99,929	59,675
Net change in federal income tax liability	6,632	(53,654)
Other	(14,101)	56,828

Net cash provided by operating activities	336,058	267,484

Investing activities:
Purchases of investments and loans made	(1,206,214)	(1,012,307)
Sales of investments and receipts from repayment of loans	177,957	348,569
Maturities of investments	637,166	311,840
Net change in short-term investments	(171,162)	(158,961)
Change in deposit in separate account	4,845	10,547

Net cash used by investing activities	(557,408)	(500,312)

Financing activities:
Deposits to policyholder accounts	242,614	335,082
Withdrawals from policyholder accounts	(131,337)	(83,382)
Borrowings under revolving credit facility	17,000	79,000
Principal payments under revolving credit facility	(2,000)	(6,000)
Redemption of junior subordinated deferrable interest debentures underlying company-obligated mandatorily redeemable capital securities issued by unconsolidated subsidiaries	—	(20,619)
Proceeds from issuance of common stock	121,121	—
Acquisition of treasury stock	—	(42,729)
Cash dividends paid on Common Stock	(14,767)	(13,715)
Other financing activities	7,151	3,200

Net cash provided by financing activities	239,782	250,837

Increase in cash	18,432	18,009
Cash at beginning of period	63,837	51,240

Cash at end of period	$82,269	$69,249